                                                                    EXHIBIT 4(e)

                           AMENDMENT NO. 1 dated as of December 1, 2000 (this
                  "AMENDMENT"), to the AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT dated as of January 3, 2000 (the "CREDIT AGREEMENT"), among THE SHERWIN-WILLIAMS COMPANY (the "COMPANY"), the Lenders referred to therein and THE CHASE MANHATTAN BANK, as Administrative Agent and Competitive Advance Facility Agent.

                  The Company has requested that certain terms of the Credit Agreement be amended, and the Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to amend the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as set forth below. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) The Credit Agreement is hereby amended to add Citicorp USA, Inc. (the "NEW LENDER") as a "Lender" under the Credit Agreement, with an initial Commitment of $40,000,000. After giving effect to this Amendment, the Commitments of all Lenders (other than the New Lender) will remain the same as before giving effect to this Amendment, and each Lender's Commitment and percentage of the aggregate Commitments will be as set forth on Schedule 1 hereto.

                  (b) Article X of the Credit Agreement is hereby amended by inserting the following new section at the end thereof:

                  "SECTION 10.16. SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Loans or Term Loans owing to it (other than pursuant to Article III) in excess of its ratable share of payments on account of the Revolving Credit Loans or Term Loans (as the case may be) obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Loans or Term Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including any right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation."

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that:

                  (a) This Amendment has been duly authorized, executed and delivered by the Company, and each of this Amendment and the Credit Agreement, after giving effect to this Amendment, constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

                  (b) The representations and warranties contained in Article IV of the Credit Agreement, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  (c) No Possible Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment.

                  SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the date set forth above (the "AMENDMENT EFFECTIVE DATE") on the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the New Lender and the Lenders.

                  SECTION 4. LIMITED EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, which is ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

                  SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

                  SECTION 7. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE SHERWIN-WILLIAMS COMPANY,

by                         /S/
         ----------------------------------
         Name:
         Title:

by                         /S/
         ----------------------------------
         Name:
         Title:


THE CHASE MANHATTAN BANK, individually, and as Administrative Agent and Competitive Advance Facility Agent,

by                         /S/
         ----------------------------------
         Name:
         Title:

Citicorp USA, Inc. hereby agrees to each of the terms and conditions of the Credit Agreement, a copy of which has been delivered by the Company to Citicorp USA, Inc.



AMOUNT OF COMMITMENT:               CITICORP USA, INC.,
--------------------
$40,000,000.00

                                                 by             /S/
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000





NAME OF INSTITUTION:  BANK ONE, NA


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000








NAME OF INSTITUTION:  THE BANK OF NEW YORK


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000









NAME OF INSTITUTION:  WACHOVIA BANK OF GEORGIA, N.A.


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000










NAME OF INSTITUTION:  MELLON BANK, N.A.


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  FIFTH THIRD BANK


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000










NAME OF INSTITUTION:  SUNTRUST BANK


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  ABN AMRO BANK N.V.


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000










NAME OF INSTITUTION:  THE BANK OF NOVA SCOTIA


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  BANCA COMMERCIALE ITALIANA
                      CHICAGO BRANCH


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000












NAME OF INSTITUTION:  FLEET NATIONAL BANK


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000










NAME OF INSTITUTION:  NATIONAL CITY BANK


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  BANK OF AMERICA, N.A.


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000












NAME OF INSTITUTION:  FIRST UNION NATIONAL BANK


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  KEY BANK NATIONAL ASSOCIATION


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000









NAME OF INSTITUTION:  PNC BANK NATIONAL ASSOCIATION


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS
                                    OF DECEMBER 1, 2000, TO THE SHERWIN-WILLIAMS
                                    COMPANY AMENDED AND RESTATED FIVE YEAR
                                    CREDIT AGREEMENT DATED AS OF JANUARY 3, 2000











NAME OF INSTITUTION:  ROYAL BANK OF CANADA


                                    by               /S/
                                        ---------------------------------
                                        Name:
                                        Title:

                                                      Five Year Credit Agreement
                                                                      Schedule 1

LENDER                                               % OF COMMITMENTS      COMMITMENT        TERMINATION
------                                               ----------------      ----------        -----------
The Chase Manhattan Bank                                  6.27%            $40,000,000       January 3, 2006
ABN AMRO Bank N.V.                                        6.27%            $40,000,000       January 3, 2006
Fleet National Bank                                       3.01%            $19,200,000       January 3, 2005
National City Bank                                        6.27%            $40,000,000       January 3, 2006
Wells Fargo Bank, N.A.                                    6.27%            $40,000,000       January 3, 2005
PNC Bank, National Association                            4.76%            $30,400,000       January 3, 2003
Wachovia Bank of Georgia, N.A.                            4.76%            $30,400,000       January 3, 2005
SunTrust Bank, Atlanta                                    6.27%            $40,000,000       January 3, 2006
Banca Commerciale Italiana Chicago Branch                 3.01%            $19,200,000       January 3, 2006
The Bank of New York                                      6.27%            $40,000,000       January 3, 2006
Bank One, N.A.                                            6.27%            $40,000,000       January 3, 2006
The Bank of Nova Scotia                                   3.01%            $19,200,000       January 3, 2006
Bank of America                                           6.27%            $40,000,000       January 3, 2006
Keybank National Association                              6.27%            $40,000,000       January 3, 2005
First Union National Bank                                 6.27%            $40,000,000       January 3, 2006
Mellon Bank, N.A.                                         4.76%            $30,400,000       January 3, 2005
Royal Bank of Canada                                      4.76%            $30,400,000       January 3, 2005
Fifth Third Bank                                          3.01%            $19,200,000       January 3, 2006
Citicorp USA, Inc.                                        6.27%            $40,000,000       January 3, 2006
                                                        -------           ------------
Total                                                   100.00%           $638,400,000